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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT (DATE OF EARLIEST
                          EVENT REPORTED): MAY 21, 1998


                          CLARK-SCHWEBEL HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                     333-36491                  13-3883016
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(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
of incorporation)                                            Identification No.)


2200 SOUTH MURRAY AVENUE, (P.O. BOX 2627), ANDERSON, SOUTH CAROLINA     29622
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(Address of registrant's principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:               (864) 224-3506
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Item 5. Other Events.

         Clark-Schwebel Holdings, Inc. (the "Company") announced on May 21, 1998, that it has retained Merrill Lynch & Co. to assist in reviewing its strategic alternatives, including possible business combinations, recapitalization transactions or other methods of enhancing shareholder value.

         A Press Release announcing the actions described above was issued by the company on May 21, 1998 and is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  99.1     Press Release dated May 21, 1998, issued by the
                           Company.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CLARK-SCHWEBEL HOLDINGS, INC.


                                        By: /s/ Donald R. Burnette
                                            -----------------------------------
                                            Name:   Donald R. Burnette
                                            Title:  Vice President and Chief
                                                    Financial Officer


Dated:    May 26, 1998